Quality Agreement Amendment Document: QAA-Xeris Amendment1 Revision: 00 Date: 05/11/21 Replaces: N/A Page: 1 of 4 Pyramid Laboratories, Inc. CONFIDENTIAL Amendment Quality Agreement QAA-XERIS Revision 03 Page 1 of 4 Quality Agreement History Page by and between Contractor Name: Pyramid Laboratories, Inc. (PLI) And Client: Xeris Pharmaceuticals, Inc. Agreement Description: Aseptic Drug Product Manufacturing and Analytical Services Brief description of Quality Agreement revisions Section Number Effective Date Document No. Update of Appendix 1 for Contacts and Responsibilities Appendix 1 Effective as of last signatory date QAA-XERIS Revision 03

Quality Agreement Amendment Document: QAA-Xeris Amendment1 Revision: 00 Date: 05/11/21 Replaces: N/A Page: 2 of 4 Pyramid Laboratories, Inc. CONFIDENTIAL Amendment Quality Agreement QAA-XERIS Revision 03 Page 2 of 4 First AMENDMENT This First Amendment (the “First Amendment”) is entered into as of the Amendment Effective Date (as defined below) by and between Pyramid Laboratories, Inc. (“PYRAMID”) and Xeris Pharmaceuticals, Inc. (“XERIS”) for purposes of amending that certain Quality Agreement dated November 16, 2016 (as amended and restated by that certain Amendment and Restatement Agreement dated as of November 16, 2020, the “Quality Agreement”) between the parties. In consideration of the mutual covenants set first in this First Amendment, and other good and valuable consideration, the parties hereby agree as follows: 1. Amendment Effective Date. The effective date of this Amendment shall be the date of the last signature below (“Amendment Effective Date”). This First Amendment is in compliance with the terms of the Quality Agreement, including, without limitation, Section 1.4 titled “Amendments to Quality Agreement” thereof. 2. Amendments. The Quality Agreement is hereby amended by deleting Appendix 1 thereto in its entirety and inserting in lieu thereof new Appendix 1 as set forth below: APPENDIX 1: Contacts and Responsibilities Position XERIS PYRAMID Laboratories, Inc. Contract Manager [***] [***] Analytical [***] [***] Manufacturing/CMC [***] [***] Quality Assurance [***] [***] Pharmaceutical Development [***] [***] Product Distribution [***] [***] Project Manager [***] [***]

Quality Agreement Amendment Document: QAA-Xeris Amendment1 Revision: 00 Date: 05/11/21 Replaces: N/A Page: 3 of 4 Pyramid Laboratories, Inc. CONFIDENTIAL Amendment Quality Agreement QAA-XERIS Revision 03 Page 3 of 4 Position XERIS PYRAMID Laboratories, Inc. Regulatory [***] [***] Contact Information PYRAMID Laboratories, Inc. Phone Number: [***] XERIS Pharmaceuticals, Inc. Phone Number: [***] NOTE: 1) A designee may be assigned to specific projects by the responsible personnel. 2) The designated representatives of each company will be responsible for the supply or receipt of information and controlled documents.” 3. Ratification. Except as provided herein, all other terms, conditions and provisions of the Quality Agreement shall remain in full force and effect. If there is any inconsistency between the terms of this First Amendment and the Quality Agreement, the terms of this First Amendment shall govern. 4. Governing Law. Section 25.9 of the Commercial Supply Agreement dated May 1, 2018, as amended by that certain Amendment No. 1 dated September 1, 2018 shall apply to this First Amendment directly as if incorporated herein. 5. Counterparts. This First Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this First Amendment to be signed by their duly authorized representatives.

Quality Agreement Amendment Document: QAA-Xeris Amendment1 Revision: 00 Date: 05/11/21 Replaces: N/A Page: 4 of 4 Pyramid Laboratories, Inc. CONFIDENTIAL Amendment Quality Agreement QAA-XERIS Revision 03 Page 4 of 4 Xeris Pharmaceuticals, Inc. Pyramid Laboratories, Inc. Signature: /s/ Sheila Moran Signature: /s/ Heba Mina Name: Sheila Moran Name: Heba Mina Title: Vice President Quality Title: Sr. Director of Quality and Regulatory Affairs Date: 5/12/2021 Date: 5/12/2021